SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant                      X
Filed by a party other than the  registrant |_|
Check the appropriate box:
     |_|  Preliminary proxy statement
      X   Definitive proxy statement
     |_|  Definitive additional materials
     |_|  Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                     Alternative Technology Resources, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

     |x|  No Fee Required
     |_|  $125  per   Exchange   Act  Rule   0-11(c)(1)(ii),   14a-6(I)(1),   or
          14a-6(j)(2).
     |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
     |_| Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

          (4)  Proposed maximum aggregate value of transaction:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement No.:

          (3)  Filing party:

          (4)  Date filed:

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



To the Shareholders of Alternative Technology Resources, Inc.:


         You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Alternative Technology Resources, Inc. (the "Company") which will be held on Tuesday November 21, 2000, at 10:00 a.m. (local time) at the corporate offices located at 629 J Street, Sacramento, California 95814. As used in this Proxy Statement, the terms "we", "us" and "our" also mean the Company.

         The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

         The Proxy Statement contains important information about the four (4) nominees for election as Directors. The Board of Directors strongly recommends your approval of these nominees.

         We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.

                                                     Sincerely,

                                                     /s/ JAMES W. CAMERON, JR.
                                                         ---------------------
                                                         James W. Cameron, Jr.
                                                         Chairman of the Board

Sacramento, California
October 16, 2000

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                          TO BE HELD NOVEMBER 21, 2000


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 21, 2000, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

          1.   To elect four directors;

          2. To consider and act upon such other matters as may properly come before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 9, 2000 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            /s/   JAMES W. CAMERON, JR.
                                                  ----------------------
                                                  James W. Cameron, Jr.
                                                  Chairman of the Board


Sacramento, California
October 16, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814

                                 PROXY STATEMENT

Solicitation of Proxies

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 21, 2000, at 10:00 a.m. local time, at the Company's principal executive office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 16, 2000.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's principal office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

Voting Securities

Only stockholders of record on the books of the Company at the close of business on October 9, 2000 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 59,291,577 shares of common stock of the Company. Each share of common stock is entitled to one vote for each of the matters to be presented at the Annual Meeting.

Required Vote

The  representation  in  person  or by  proxy  of at  least  a  majority  of the outstanding  shares  entitled  to vote is  necessary  to provide a quorum at the
Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The plurality of the votes of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items (such as for the election of directors) when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

Revocability of Proxies

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the annual meeting will be voted at the annual meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Each of the nominees listed below, except for Jeffrey S. McCormick, currently serves on the Board of Directors. Mr. W. Robert Keen, a current Director, has decided not to seek re-election. If any nominee is not available for election (which the Company does not foresee), the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

The following table indicates certain information concerning the nominees.



Name                               Age    Principal Occupation at Present and for the Past Five Years
--------------------------------- ------- ---------------------------------------------------------------------------
James W. Cameron, Jr.               52    Chairman of the Board of Directors  since November 1999;  Chief  Executive
                                          Officer from August 1999 and until  February  2000. He was also a Director of the  Company  and  Chairman  of the  Board  from  November  1993  until
                                          November  1994. Mr.  Cameron is the Owner and Chief  Executive  Officer of
                                          Cameron and  Associates,  a consulting and investment  company  founded in
                                          February  1992.  He co-founded  and was a director of  Occupational-Urgent
                                          Care Health  Systems,  Inc.  ("OUCH")  from its  inception in January 1983
                                          until   February   1992,   when  OUCH  merged  with   HealthCare   Compare
                                          Corporation.  He was OUCH's  President  from January 1983 until July 1988, at which time he became Chief  Executive  Officer until February 1992. Mr.
                                          Cameron  served as a  Director  of  HealthCare  Compare  Corporation  from
                                          February 1992 until May 1993.
--------------------------------- ------- ---------------------------------------------------------------------------
Edward L. Lammerding                71    Director  since  November  1993,  Chief  Financial   Officer  since  1995;
                                          Chairman of the Board from 1995 until November  1999;  President of Sierra
                                          Resources  Corporation from 1982 to 1996; Chairman of the Board of Digital
                                          Power  Corporation  from 1989 to 1998;  former member  California  Lottery
                                          Commission;  retired  member of the St. Mary's  College Board of Trustees;
                                          Director and Secretary of OUCH from September 1983 to February 1992.
--------------------------------- ------- ---------------------------------------------------------------------------
Jeffrey S. McCormick                38    Chief  Executive  Officer  since  February  2000.   Founder  and  Managing
                                          Director  since 1993 of Saturn  Asset  Management,  Inc.,  a Boston  based venture capital and private equity firm,  which  predominantly  focuses on healthcare,  electronic  commerce,  digital media and  telecommunications.
                                          He currently sits on the Board of Directors of Saturn and MediaSite,  Inc.


                                          a Saturn portfolio company.
--------------------------------- ------- ---------------------------------------------------------------------------
Thomas W. O'Neil, Jr.               71    Director  since  November  1995;  Certified  Public  Accountant;  Partner,
                                          Wallace and O'Neil,  CPA's  since  April 1991.  Director of Digital  Power
                                          Corporation since 1991; Retired Partner,  KPMG Peat Marwick, 1955 to 1991;
                                          Former  Chairman  of the Board of  Directors,  California  Exposition  and
                                          State  Fair;  Director,  Regional  Credit  Association;  member of the St.
                                          Mary's College Board of Regents.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.

Committees of the Board; Meetings and Attendance

The Company has a Compensation and Audit Committee. The Company does not have a Nominating Committee.

The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews with the Company's independent auditors the scope and results of their audit, fees for services and independence in servicing the Company. Current members of the audit committee are Messrs. O'Neil and Keen.

The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. Current members of the Compensation Committee are Messrs. O'Neil and Keen.

During fiscal 2000, the Board met 14 times and acted by unanimous written consent twice, the audit committee met once, and the compensation committee met four times. None of the nominees for director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors or committees of the Board on which he served during the period that he served.

Compensation of Directors

Directors do not receive compensation for serving as such; however, each Director who is not an employee of the Company can be granted annual stock options under the Company's 1997 Stock Option/Stock Issuance Plan. Messrs. Cameron, Keen, Lammerding and O'Neil were granted options to purchase 25,000 shares of the Company's common stock at an exercise price equal to the fair market value on the date of grant in January 2000 (for fiscal year 2000 service).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Financing Arrangements

The Company has received short-term, unsecured financing to fund its operations in the form of notes payable of $3,567,424 as of June 30, 2000, from Mr. Cameron and another stockholder. These notes bear interest at 10.25%. On January 1, 2000, Mr. Cameron and the other stockholder extended the maturity date on all notes payable originally maturing December 31, 1999, to the earlier of December 31, 2000, or such time as the Company obtains equity financing, in return for an extension fee of 2% of the amounts extended. In addition, interest accrued on these notes as of December 31, 1999, was included in the extended principal amounts. On September 11, 2000, the Company agreed with Mr. Cameron to extend the due date on notes payable to him until December 31, 2001 in exchange for an extension fee of 2%. These extended notes total $1,511,634, including accrued interest and extension fees, and bear interest at 10.25% per annum. Also on September 11, 2000, the Company agreed with the other note holder to extend the due date of his notes until December 31, 2001 in consideration of such notes becoming convertible promissory notes. The convertible promissory notes total $2,288,815, including accrued interest, bear interest at 10.25% per annum and are convertible into common stock at $3.00 per share at the note holder's option.

On April 21, 1997, the Company issued an unsecured note payable (the "Straight Note") to Mr. Cameron for $1,000,000 in accordance with the Reimbursement Agreement the Company signed on February 28, 1994. Terms of the straight note provided for an interest rate of 9.5% and monthly interest payments. No maturity date was stated in the note; however, under the terms of the Reimbursement Agreement, upon written demand by Mr. Cameron, the Straight Note was to be replaced by a note convertible into ATR's common stock (the "Convertible Note") in a principal amount equal to the Straight Note and bearing interest at the same rate. The conversion price of the Convertible Note was equal to 20% of the average trading price of the Company's common stock over the period of ten trading days ending on the trading day next preceding the date of issuance of such Convertible Note.

Subsequent to June 30, 1999, Mr. Cameron disposed of a portion of his interest in the Straight Note, reducing the balance due him to $711,885, plus accrued interest. On August 19, 1999, the Company's Board of Directors agreed with the Straight Note holders to fix the conversion price of the Convertible Note to $0.044 in exchange for the Straight and/or Convertible Notes ceasing to accrue interest as of that date. Because of the decline in revenues caused by the non-renewal of programmer contracts and the steady decline in the quoted value of the Company's common stock at that time (trading price was at $0.25 on August 19, 1999), the Board agreed it was in the best interest of the Company to eliminate the future market risk that the conversion price become lower than a fixed conversion price of $0.044. The benefit accruing to the note holders resulting from the amendment to the conversion terms, as measured on August 19, 1999, was approximately $2.4 million and was recorded as additional interest expense in the quarter ended September 30, 1999.

Subsequent to August 19, 1999, Mr. Cameron elected to replace his remaining interest in the Straight Note, including accrued interest, with the Convertible Note and then simultaneously converted the Convertible Note into 19,762,786 shares of ATR's common stock. All other Straight Note holders have since replaced their Straight Notes, including accrued interest, with Convertible Notes and converted such Convertible Notes into an aggregate of 7,998,411 shares of the Company's common stock.

On August 28, 2000 the Company received gross proceeds of $10,000,000 in a private placement of its common stock at a price of $3.00 per share. Proceeds net of offering costs were approximately $9,600,000. The Company's Chief

Executive Officer, Jeffrey S. McCormick, and an entity controlled by him, purchased 2,333,335 shares of the Company's common stock in the private placement. Because the purchase price of such stock was less than the trading price on the date of purchase, the Company expects to record compensation expense of approximately $1.5 million in the quarter ending September 30, 2000.

On September, 11, 2000, the Company agreed with the Series D Preferred stockholders to exchange all their outstanding Series D shares and with certain Series D Preferred stockholders, $475,915 in accrued preferred stock dividends, into 566,972 shares of common stock based on a purchase price of $3.00 per common share. The benefit accruing to the Series D Preferred stockholders of approximately $1.2 million is expected to be recorded in the quarter ending September 30, 2000.

Other

On August 1, 2000, Mr. Cameron entered into an agreement with Mr. McCormick, the Company's Chief Executive Officer, to grant him the option to purchase 6 million shares of the Company's common stock from Mr. Cameron at the purchase price of $3.625 per share, which represented the trading price of the Company's stock on that date. This option is vested immediately and can be exercised within three years from the date of grant.

In November 1995, the Company entered into a lease agreement for its current facility under a one-year lease with Mr. Cameron. The lease has been extended to January 31, 2004. At June 30, 2000, $465,149 of rent owed for fiscal years 1996 through 2000 is included in the balance of accounts payable to stockholders.

During the year ended June 30, 2000, Cameron and Associates provided consulting services to the Company in the amount of $90,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon review of written declarations and any copies of such forms received by it from officers, directors and stockholders owning more than ten percent of the outstanding shares, the Company believes that during fiscal 2000 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied.

                             EXECUTIVE COMPENSATION

          Executive Compensation report from the Compensation Committee


Compensation Committee. The Compensation Committee of the Board of Directors is composed of two non-employee, independent directors, currently consisting of Messrs. O'Neil and Keen. The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held four meetings during fiscal year 2000.

Compensation Philosophy. The Compensation Committee develops and implements the Company's executive compensation philosophy to offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company. The Committee provides the Company's executive officers with annual stock option grants under the Company's 1997 Stock Option/Stock Issuance Plan and outside this plan at an exercise price equal to the fair market value on the date of grant.

The tables which follow, and accompanying narrative, reflect the decisions covered by the above discussion.
                                                          Thomas W. O'Neil, Jr.
                                                          W. Robert Keen


The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives" for the fiscal year ended June 30, 2000):



                                                      Summary Compensation Table

                                                                                              Long-Term Compensation
                                                    Annual Compensation                               Awards
                                -------------------------------------------------------   ---------------------------------
                                                                             Other            Securities       All Other
                                Fiscal                                      Annual            Underlying     Compensation
Name                             Year          Salary ($)      Bonus     Compensation       Options/SARs#       and LTIP
----------------------------    --------     -------------    -------   ---------------    ---------------   --------------
James W. Cameron, Jr. (1)        2000              None        None     $    90,000(2)        25,000(3)          None

Jeffrey S. McCormick (4)         2000        $   25,000        None            None        7,000,000(5)          None

George R. Van Derven (6)         2000        $  112,500        None            None           25,000(7)          None
                                 1999        $  151,735        None            None             None             None
                                 1998        $  150,000        None            None             None             None


(1) Mr. Cameron was elected Chairman of the Board of Directors in November 1999. From August 1999 until February 2000, he was Chief Executive Officer and a Director of the Company.
(2) Amounts were paid to Cameron and Associates for providing consulting services to the Company.
(3) On January 3, 2000, the Company granted to Mr. Cameron an option to purchase 25,000 shares of common stock at $4.44 per share.
(4) Mr. McCormick was named Chief Executive Officer of the Company on February 17, 2000. See "Employment Agreement with Jeffrey S. McCormick."
(5) On April 14, 2000 the Company granted to Mr. McCormick a non-qualified option to purchase 7,000,000 shares of common stock at $3.00, the closing price per share of the Company's common stock as of the date of the employment agreement.

(6)  Mr. Van Derven was President until October 1999
(7) On August 19, 1999, the Company granted to Mr. Van Derven an option to purchase 25,000 shares of common stock at $0.25 per share. These options were forfeited (in accordance with terms of the stock option plan) 90 days following termination of his employment with the Company.

The following table provides information relating to stock options granted during fiscal year ended June 30, 2000.


                                           Option/SAR Grants in Last Fiscal Year
                                                                                                Potential Realized Value at
                                                   % of Total                                    Assumed Annual Rates of
                                                     Options                                   Stock Price Appreciation for
                                                   Granted to       Exercise                           Option Term
                                Options/SARs      Employees in     Price per    Expiration    -------------------------------
                                  Granted#         Fiscal Year       Share         Date             5%               10%
                                -------------     -------------    ----------   ------------  --------------  ---------------

James W. Cameron, Jr.               25,000             0.32%          $4.44      1/2/2010     $     69,807    $     176,905

Jeffrey S. McCormick             7,000,000            88.83%          $3.00     4/14/2010     $ 13,206,787    $  33,468,592

George R. Van Derven                25,000             0.32%          $0.25     6/30/2000(1)           N/A              N/A



(1) On August 19, 1999, the Company granted Mr. Van Derven an option to purchase 25,000 shares of common stock at $0.25 per share. These options were forfeited (in accordance with terms of the stock option plan) 90 days following termination of his employment with the Company.

The exercise price of each option was equal to the fair market value of our common stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 7,880,000 options granted to our employees under the 1997 Stock Option Plan and outside of this plan during the year ended June 30, 2000.

Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

o Multiplying the number of shares of common stock subject to a given option by the exercise price.

o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option, and

o    Subtraction from that result the aggregate option exercise price.

                          Fiscal Year End Option Values

The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options and SARs at fiscal year end:


                                                                 Number of Securities
                                                                Underlying Unexercised                   Value of Unexercised
                                                                     Options/SARs                     In-The-Money Options/SARs
                                 Shares                            At June 30, 2000                        At June 30, 2000
                              Acquired on        Value       -----------------------------      ---------------------------------
                              Exercise(#)     Realized ($)   Exercisable    Unexercisable           Exercisable    Unexercisable
                              ------------   --------------  ------------   --------------      --------------- -----------------

James W. Cameron, Jr.             None              None       25,000             None          $     8,525              None

Jeffrey s. McCormick              None              None         None        7,000,000                 None     $  12,467,000

George R. Van Derven            87,500        $  322,028         None             None                  N/A               N/A



Amounts shown under the column "Value of Unexercised In-The-Money Options at June 30, 2000," represent the difference between the trading price of a share of common stock underlying the options at June 30, 2000, of $4.78 per share (the closing price on June 30, 2000, as reported by the OTC Bulletin Board) less the corresponding exercise price of such options.

Employment Agreement with Jeffrey S. McCormick

In April 2000, we entered into an employment agreement with Mr. McCormick to become our Chief Executive Officer effective February 17, 2000. Beginning July 1, 2000 and for the remaining term of Mr. McCormick's employment, the Board shall nominate him to serve as a Director of the Company. The initial term of the agreement is 5 years, automatically continuing for successive terms of one
(1) year unless terminated by either party by written notice at least 30 days prior to the end of the initial or any succeeding terms. The agreement established Mr. McCormick's initial annual base salary at $150,000 per year beginning May 1, 2000, and provided for a grant to Mr. McCormick of a non-qualified stock option to purchase up to 7,000,000 shares of the Company's common stock at an exercise price of $3.00 (the fair market value of the Company's common stock on the date of grant.)

The option vests ratably over 5 years and expires on April 14, 2010. The agreement provides that vesting shall accelerate and the option become 100% vested upon: death of Mr. McCormick, a change of control of the Company, a change of a majority of the current Board of Directors during the term of his employment, or a termination by Mr. McCormick for a "good reason" or termination by the Company without "cause". "Piggy-back" registrations rights are applicable to all option stock issued to Mr. McCormick, including stock related to a 6,000,000 option from Mr. Cameron to Mr. McCormick. The agreement provides that in the event Mr. McCormick terminates for a "good reason" or is terminated without "cause," he shall receive an amount equal to 18 months of his base salary, at the rate then in effect, to be paid in a lump sum no later than 30 days following termination, and he shall continue to receive fringe benefits as in effect at the time of termination for 18 months following such termination. In addition he shall also receive any bonus amount, or pro rata share of any bonus amount that may have been awarded to him as the compensation committee of the Board, in its sole discretion, may have authorized as a bonus.

1993 and 1997 Stock Option/Stock Issuance Plans

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on August 31, 1993 and became effective at that time. The 1993 Plan provided that up to 400,000 shares of common stock could be issued over the ten year term of the 1993 Plan. Upon stockholder approval of the 1997 Stock Option Plan (the "1997 Plan"), the Board of Directors terminated the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

The 1997 Plan, pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on November 18, 1997 and became effective at that time.

An aggregate of 3,000,000 shares of common stock may be issued over the five year term of the 1997 Plan. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least two non-employee directors as appointed by the Board of Directors. The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

During fiscal 2000, the Company granted options to purchase shares of common stock to Messrs. Cameron, Keen and Van Derven under the 1997 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). As of June 30, 2000, approximately 1,840,000 shares are available under the 1997 Plan for grant.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's common stock as of September 11, 2000, (ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and executive officers of the Company as a group. The address of all owners is 629 J Street, Sacramento, California 95814.

                                                                 Common Stock
                                                    -----------------------------------
Name of Beneficial Owner                             Number of Shares          Percent
----------------------------------------            -----------------          --------

James W. Cameron, Jr.                                 39,437,784 (1)            66.54%

Jeffrey S. McCormick                                  15,617,335 (2)            23.57%

W. Robert Keen                                           902,414 (3)             1.51%

Edward L. Lammerding                                      40,120 (4)                 *

Thomas W. O'Neil, Jr.                                    l81,050 (5)                 *

All directors and executive officers                  50,078,703 (6)            81.70%
as a group (5 persons)



*    Less than 1.0%.
(1) Includes 25,000 shares issuable upon exercise of options, none of which are subject to repurchase, and includes 6,000,000 shares optioned to Mr. McCormick and immediately exercisable.
(2) Includes 7,000,000 shares issuable upon exercise of options, all of which are subject to vesting, and includes 6,000,000 shares under option from Mr. Cameron and immediately exercisable.
(3) Includes 375,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(4) Includes 35,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(5) Includes 30,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(6) Includes 7,465,000 shares issuable upon exercise of options, 465,000 of which are not subject to repurchase.


                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 2001 Annual Meeting must be received at the Company's offices on or before June 12, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                         COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the Securities and Exchange Commission. This graph shall not be deemed to be filed under the Securities Act or Exchange Act, or incorporated by reference by any general statement incorporating this proxy statement by reference into any filing made under the Securities Act or Exchange Act, except to the extent that we specifically incorporate this graph by reference.

The graph below compares the cumulative total stockholder return on their common stock, the Nasdaq Stock Market - Composite Index and the Internet Stock News ISN Small Cap Index (since its inception in December 1996). Cumulative total stockholder return represents share value appreciation through June 30, 2000, assuming the investment of $100 in the common stock of the Company at July 1, 1995 and in each of the other indexes on the same date, and reinvestment of all dividends. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.


                                [OBJECT OMITTED]

                             Additional Information

Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting shareholder. Shareholders should direct their request to: Corporate Secretary, Alternative Technology Resources, Inc., 629 J Street, Sacramento, California 95814.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                         Alternative Technology Resources, Inc.

                                           By Order of the Board of Directors

                                           /s/ JAMES W. CAMERON, JR.
                                               ---------------------------
                                               James W. Cameron, Jr.
                                               Chairman of the Board
October 16, 2000                               Sacramento, California

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders - November 21, 2000

         The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (the "Company"), revoking all previous proxies, hereby appoints JAMES W.
CAMERON, JR. and JEFFREY S. MCCORMICK, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on October 9, 2000, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 21, 2000, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES:

1.   Election of Directors:

|_|  FOR ALL NOMINEES LISTED BELOW (EXCEPT AS SPECIFIED)

|_|  WITHHOLD AUTHORITY FOR ALL NOMINEES


James W. Cameron, Jr.      Edward L. Lammerding      Jeffrey S. McCormick    Thomas W. O'Neil Jr.


         To withhold authority to vote for any individual nominee, draw a line through that nominee's name.

2. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.

         Please complete, sign and date this Proxy and return it promptly in the enclosed envelope regardless of whether or not you plan to attend the Annual Meeting.

                                                   DATED:




                                                   Signature



                                                   Signature if held jointly


         Please sign this Proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.